UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                         _______________________________

                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


         Date of Report (Date of earliest event reported) April 30, 2009


                          BELLTOWER ENTERTAINMENT CORP.
             ______________________________________________________
               (Exact Name of Registrant as Specified in Charter)


             Nevada                   000-52861                 47-0926554
________________________________________________________________________________
 (State or other jurisdiction   (Commission File Number)       (IRS Employer
      of incorporation)                                     Identification No.)


                             11684 Ventura Boulevard
                                    Suite 685
                              Studio City, CA 91604
               ___________________________________________________
               (Address of principal executive offices) (Zip Code)


                                 (877) 355-1388
               __________________________________________________
               Registrant's telephone number, including area code


                             401 Wilshire Boulevard
                                   Suite 1065
                             Santa Monica, CA 90401
          _____________________________________________________________
          (Former name or former address, if changed since last report)


Check the appropriate box below of the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.01   CHANGE OF CONTROL.

On April 30, 2009, Donald K. Bell, the President and Principal Accounting Officer ("Purchaser") of the Registrant (formerly Britton International Inc. prior to the name change to Belltower Entertainment Corp. on September 24, 2008) completed the purchased from Jacek Oscilowicz, a current director (and a former President and Principal Accounting Officer) of 6,750,000 shares of the outstanding common stock, $.001 par value, of Belltower Entertainment Corp. The purchased shares constituted, in the aggregate, approximately 18.8% of the issued and outstanding shares of the Company's common stock, resulting in a change in the controlling interest of the Company.

The Company had reported a change in control on September 8, 2008 in a Form 8-K filed with the Securities and Exchange Commission in connection with a closing of a Share Exchange Agreement, dated as of September 3, 2008, by and among the Company, CaliCo Entertainment Group, Inc., ("CaliCo") and the shareholders of CaliCo (the "Exchange Agreement"). Pursuant to the Exchange Agreement, the Company acquired all of the issued and outstanding shares of stock of CaliCo, in exchange for the issuance in the aggregate of 1,725,000 (as adjusted to give effect to the 1 for 2 reverse stock split effective March 16, 2009) shares of common stock of the Company, which shares represent 5% of the issued and outstanding capital stock of the Company after the consummation of the Exchange Agreement and the transactions contemplated thereby. At the closing, the Purchaser received 252,000 shares of common stock, as adjusted for the subsequent reverse split.

The Purchaser was added to the Board of Directors on September 5, 2008. This transaction was contemplated to be concurrent with the closing of the Exchange Agreement, without any additional consideration, but was not completed until April 30, 2009.









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


                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date:  June 15, 2009


                                    BELLTOWER ENTERTAINMENT CORP.


                                    By: /s/ DONALD K. BELL
                                        ______________________
                                            Donald K. Bell
                                            President






















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